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                                                                      EXHIBIT 21
                         SUBSIDIARIES OF THE REGISTRANT

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
Acclaim Cable Holdings, Inc.............................................   Delaware
Acclaim Coin-Operated Entertainment, Inc................................   Delaware
Acclaim Comics, Inc.....................................................   Delaware
Acclaim Distribution, Inc...............................................   Delaware
Acclaim Entertainment, Inc..............................................   Delaware
Acclaim Corporate Center I, Inc.........................................   New York
LJN Toys, Ltd...........................................................   New York
Oyster Bay Warehouse Corp...............................................   New York
Acclaim Redemption Games, Inc...........................................   California
Iguana Entertainment, Inc...............................................   Texas
Sculptured Software, Inc................................................   Utah
Acclaim Japan, Ltd......................................................   Japan
Acclaim Entertainment Canada, Ltd.......................................   Canada
Acclaim Entertainment Espana SA.........................................   Spain
Acclaim Entertainment G.m.b.h...........................................   Germany
Acclaim Entertainment, SA...............................................   France
Acclaim Entertainment, Ltd..............................................   United Kingdom
Iguana Entertainment Ltd................................................   United Kingdom
Probe Entertainment Limited.............................................   United Kingdom
Lazer-Tron Limited......................................................   U.S. Virgin Islands
ACTC, L.P...............................................................   Delaware
Acclaim Character Animation, L.P........................................   Delaware
ACA Holdings, Inc.......................................................   Delaware
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